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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 15, 2001

YAHOO! INC..
(Exact name of registrant as specified in its charter)

0-26822
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation or organization)	77-0398689 (I.R.S. Employer Identification No.)

701 FIRST AVE.
SUNNYVALE, CALIFORNIA 94089
(Address of principal executive offices, with zip code)

(408) 349-3300
(Registrant's telephone number, including area code)

Item 5. Other Events

    On November 14, 2001 Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced the appointment of Gary L. Wilson and Ronald W. Burkle to its Board of Directors. A copy of Yahoo!'s press release announcing these appointments is attached as Exhibit 99.1 hereto and incorporated by reference herein.

    On November 15, 2001, Yahoo! held its third annual financial analyst conference during which the company reaffirmed its business outlook for the fourth quarter and full year 2001, as announced on October 10, 2001, and provided its business outlook for the full year 2002. A copy of Yahoo!'s press release announcing this information is attached as Exhibit 99.2 hereto and incorporated by reference herein.

    The press releases filed as exhibits to this report include "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press releases are "forward-looking" rather than "historic." The press releases also state that a more thorough discussion of certain factors which may affect the forward-looking statements regarding the Company is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001, which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
99.1 Press Release dated November 14, 2001.
99.2 Press Release dated November 15, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.

Date: November 16, 2001	By:	/s/ Susan Decker
Susan Decker
Senior Vice President, Finance and Administration, and Chief Financial Officer

YAHOO! INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated November 14, 2001.
99.2	Press Release dated November 15, 2001.

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SIGNATURES
YAHOO! INC. INDEX TO EXHIBITS